Vanguard® Intermediate-Term Treasury Fund
Schedule of Investments (unaudited)
As of October 31, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
U.S. Government and Agency Obligations (97.2%)
U.S. Government Securities (89.7%)
	United States Treasury Note/Bond	1.125%	10/31/26	7,462	6,688
	United States Treasury Note/Bond	1.250%	11/30/26	155,000	139,040
	United States Treasury Note/Bond	1.625%	11/30/26	37,000	33,589
	United States Treasury Note/Bond	1.250%	12/31/26	156,700	140,295
	United States Treasury Note/Bond	1.875%	2/28/27	137,000	124,456
	United States Treasury Note/Bond	0.625%	3/31/27	107,000	92,822
	United States Treasury Note/Bond	2.500%	3/31/27	20,000	18,525
	United States Treasury Note/Bond	2.750%	4/30/27	68,000	63,389
	United States Treasury Note/Bond	0.500%	5/31/27	25,000	21,438
	United States Treasury Note/Bond	2.625%	5/31/27	58,500	54,204
	United States Treasury Note/Bond	0.500%	6/30/27	106,700	91,195
	United States Treasury Note/Bond	3.250%	6/30/27	77,200	73,026
	United States Treasury Note/Bond	0.375%	7/31/27	115,000	97,427
	United States Treasury Note/Bond	2.750%	7/31/27	43,000	39,883
	United States Treasury Note/Bond	0.500%	8/31/27	40,000	33,938
[1]	United States Treasury Note/Bond	0.375%	9/30/27	120,000	100,950
	United States Treasury Note/Bond	4.125%	9/30/27	26,000	25,309
	United States Treasury Note/Bond	0.500%	10/31/27	100,000	84,266
	United States Treasury Note/Bond	0.625%	11/30/27	60,000	50,653
	United States Treasury Note/Bond	0.625%	12/31/27	39,000	32,821
	United States Treasury Note/Bond	1.125%	2/29/28	3,440	2,942
	United States Treasury Note/Bond	1.250%	4/30/28	83,700	71,603
	United States Treasury Note/Bond	1.250%	5/31/28	38,500	32,833
	United States Treasury Note/Bond	1.250%	6/30/28	18,600	15,816
	United States Treasury Note/Bond	2.875%	8/15/28	8,700	7,962
	United States Treasury Note/Bond	1.125%	8/31/28	6,150	5,167
	United States Treasury Note/Bond	4.625%	9/30/28	47,000	46,559
	United States Treasury Note/Bond	1.375%	10/31/28	101,130	85,550
	United States Treasury Note/Bond	3.125%	11/15/28	111,100	102,438
	United States Treasury Note/Bond	5.250%	11/15/28	24,000	24,356
	United States Treasury Note/Bond	1.500%	11/30/28	118,089	100,302
	United States Treasury Note/Bond	1.375%	12/31/28	38,700	32,556
	United States Treasury Note/Bond	1.750%	1/31/29	131,600	112,641
	United States Treasury Note/Bond	2.625%	2/15/29	109,200	97,768
	United States Treasury Note/Bond	1.875%	2/28/29	120,891	103,929
	United States Treasury Note/Bond	2.375%	3/31/29	121,050	106,600
	United States Treasury Note/Bond	2.875%	4/30/29	123,400	111,407
	United States Treasury Note/Bond	2.375%	5/15/29	98,700	86,733
	United States Treasury Note/Bond	2.750%	5/31/29	126,900	113,635
	United States Treasury Note/Bond	3.250%	6/30/29	134,500	123,488
	United States Treasury Note/Bond	2.625%	7/31/29	114,800	101,741
	United States Treasury Note/Bond	3.125%	8/31/29	107,500	97,758

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	United States Treasury Note/Bond	3.875%	9/30/29	99,200	93,899
	United States Treasury Note/Bond	4.000%	10/31/29	97,300	92,648
[1]	United States Treasury Note/Bond	3.875%	11/30/29	91,500	86,482
	United States Treasury Note/Bond	3.875%	12/31/29	102,000	96,326
	United States Treasury Note/Bond	3.500%	1/31/30	85,000	78,519
	United States Treasury Note/Bond	1.500%	2/15/30	25,000	20,438
	United States Treasury Note/Bond	4.000%	2/28/30	101,800	96,678
	United States Treasury Note/Bond	3.625%	3/31/30	84,500	78,479
	United States Treasury Note/Bond	3.500%	4/30/30	31,200	28,748
[1]	United States Treasury Note/Bond	0.625%	5/15/30	128,000	97,560
	United States Treasury Note/Bond	3.750%	5/31/30	113,000	105,567
	United States Treasury Note/Bond	3.750%	6/30/30	80,700	75,354
	United States Treasury Note/Bond	4.000%	7/31/30	43,800	41,487
[2]	United States Treasury Note/Bond	0.625%	8/15/30	107,300	81,045
	United States Treasury Note/Bond	4.125%	8/31/30	50,000	47,687
	United States Treasury Note/Bond	4.625%	9/30/30	40,000	39,319
	United States Treasury Note/Bond	4.875%	10/31/30	78,000	77,829
	United States Treasury Note/Bond	1.625%	5/15/31	65,800	52,393
	United States Treasury Note/Bond	1.250%	8/15/31	117,600	90,056
	United States Treasury Note/Bond	1.375%	11/15/31	96,000	73,680
	United States Treasury Note/Bond	1.875%	2/15/32	108,900	86,541
	United States Treasury Note/Bond	2.875%	5/15/32	107,000	91,803
	United States Treasury Note/Bond	2.750%	8/15/32	84,800	71,735
	United States Treasury Note/Bond	4.125%	11/15/32	115,300	108,616
	United States Treasury Note/Bond	3.500%	2/15/33	124,900	111,805
	United States Treasury Note/Bond	3.375%	5/15/33	120,000	106,106
	United States Treasury Note/Bond	3.875%	8/15/33	111,700	102,799
					5,041,297
Agency Bonds and Notes (3.8%)
[3]	AID-Israel	0.000%	11/1/24	50,000	47,296
[4]	Fannie Mae Principal Strip	0.000%	11/15/30	6,000	4,126
	Federal Home Loan Banks	2.250%	3/4/36	33,640	23,366
[4]	Federal Home Loan Mortgage Corp.	1.500%	7/27/32	18,340	13,269
[4]	Freddie Mac Principal Strips	0.000%	3/15/31	26,475	17,872
	Private Export Funding Corp.	3.550%	1/15/24	10,300	10,253
	Private Export Funding Corp.	1.400%	7/15/28	22,000	18,680
	Resolution Funding Corp. Principal Strip	0.000%	1/15/30	15,000	10,776
	Resolution Funding Corp. Principal Strip	0.000%	4/15/30	98,000	69,430
					215,068
Conventional Mortgage-Backed Securities (1.6%)
[4,5,6]	UMBS Pool	2.500%	11/25/47–12/13/53	70,110	56,076
[4,5,6]	UMBS Pool	2.000%	12/13/53	46,250	33,965
					90,041
Nonconventional Mortgage-Backed Securities (2.1%)
[4,5]	Freddie Mac REMICS	2.500%	9/25/48–1/25/51	95,670	74,773
[4,5]	Freddie Mac REMICS	2.000%	5/25/51	17,482	13,797
[5]	Ginnie Mae REMICS	2.000%	10/20/50	17,649	13,229
[5]	Ginnie Mae REMICS	1.100%	1/20/51	24,035	16,374
					118,173
Total U.S. Government and Agency Obligations (Cost $5,788,184)					5,464,579

		Coupon	Shares	Market Value ($000)
Temporary Cash Investments (0.8%)
Money Market Fund (0.8%)
[7]	Vanguard Market Liquidity Fund (Cost $48,137)	5.420%	481,420	48,137
Total Investments (98.0%) (Cost $5,836,321)				5,512,716
Other Assets and Liabilities—Net (2.0%)				109,913
Net Assets (100%)				5,622,629
Cost is in $000.
1	Securities with a value of $1,316,000 have been segregated as collateral for certain open To Be Announced (TBA) transactions.
2	Securities with a value of $4,406,000 have been segregated as initial margin for open futures contracts.
3	U.S. government-guaranteed.
4	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
6	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of October 31, 2023.
7	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
REMICS—Real Estate Mortgage Investment Conduits.
UMBS—Uniform Mortgage-Backed Securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
5-Year U.S. Treasury Note	December 2023	1,628	170,088	(586)
10-Year U.S. Treasury Note	December 2023	621	65,933	(154)
Ultra 10-Year U.S. Treasury Note	December 2023	641	69,759	(233)
				(973)

Short Futures Contracts
2-Year U.S. Treasury Note	December 2023	(122)	(24,695)	5
Long U.S. Treasury Bond	December 2023	(302)	(33,050)	1,659
Ultra Long U.S. Treasury Bond	December 2023	(269)	(30,279)	327
				1,991
				1,018
A. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and other temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral, as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees.
B. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its MSFTA, and sell or retain any collateral held up to the net amount owed to the fund under the MSFTA.
At October 31, 2023, counterparties had deposited in segregated accounts securities with a value of $1,499,000 and cash of $678,000 in connection with TBA transactions.
C. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund also enters into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased.
D. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.

Futures contracts are valued at their quoted daily settlement prices. Fluctuations in the value of the contracts are recorded as an asset (liability).
E.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of October 31, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	5,464,579	—	5,464,579
Temporary Cash Investments	48,137	—	—	48,137
Total	48,137	5,464,579	—	5,512,716
Derivative Financial Instruments
Assets
Futures Contracts[1]	1,991	—	—	1,991
Liabilities
Futures Contracts[1]	973	—	—	973
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments.